Third-Quarter Earnings October 27, 2021 Exhibit 99.2

2 These materials contain forward-looking information. Words such as "anticipate," "assume," "estimate," "expect," “target” "project," “model”, "predict," "intend," "plan," "believe," "potential," "may," "should" and similar expressions may identify forward-looking information. Forward-looking information in these materials includes, but is not limited to information regarding: 2021 outlook, including revenue, operating profit, adjusted EBITDA, earnings per share, capital expenditures, net debt and leverage, free cash flow and the drivers thereof; 2022 financial targets; the impact of economic recovery, cost reductions, leverage; strength of cash levels; strategic targets and initiatives (including Strategic Plan 2); synergies related to the G4S acquisition; entry into an accelerated share repurchase agreement, and future legacy liability contributions. Forward-looking information in this document is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated. These risks, uncertainties and contingencies, many of which are beyond our control, include, but are not limited to: our ability to improve profitability and execute further cost and operational improvement and efficiencies in our core businesses; our ability to improve service levels and quality in our core businesses; market volatility and commodity price fluctuations; seasonality, pricing and other competitive industry factors; investment in information technology (“IT”) and its impact on revenue and profit growth; our ability to maintain an effective IT infrastructure and safeguard confidential information; our ability to effectively develop and implement solutions for our customers; risks associated with operating in foreign countries, including changing political, labor and economic conditions, regulatory issues (including the imposition of international sanctions, including by the U.S. government), currency restrictions and devaluations, restrictions on and cost of repatriating earnings and capital, impact on the Company’s financial results as a result of jurisdictions determined to be highly inflationary, and restrictive government actions, including nationalization; higher-than-expected inflation; labor issues, including labor shortages, negotiations with organized labor and work stoppages; pandemics (including the ongoing Covid-19 pandemic and related impact to and restrictions on the actions of businesses and consumers, including suppliers and customers), acts of terrorism, strikes or other extraordinary events that negatively affect global or regional cash commerce; anticipated cash needs in light of our current liquidity position and the impact of Covid-19 on our liquidity; the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates; our ability to identify, evaluate and complete acquisitions and other strategic transactions and to successfully integrate acquired companies; costs related to dispositions and product or market exits; our ability to obtain appropriate insurance coverage, positions taken by insurers relative to claims and the financial condition of insurers; safety and security performance and loss experience; employee and environmental liabilities in connection with former coal operations, including black lung claims; the impact of the Patient Protection and Affordable Care Act on legacy liabilities and ongoing operations; funding requirements, accounting treatment, and investment performance of our pension plans, the VEBA and other employee benefits; changes to estimated liabilities and assets in actuarial assumptions; the nature of hedging relationships and counterparty risk; access to the capital and credit markets; our ability to realize deferred tax assets; the outcome of pending and future claims, litigation, and administrative proceedings; public perception of our business, reputation and brand; changes in estimates and assumptions underlying critical accounting policies; the promulgation and adoption of new accounting standards, new government regulations and interpretation of existing standards and regulations. This list of risks, uncertainties and contingencies is not intended to be exhaustive. Additional factors that could cause our results to differ materially from those described in the forward looking statements can be found under "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2020 and in related disclosures in our other public filings with the Securities and Exchange Commission, including our Quarterly Reports on Form 10-Q for the quarterly period ended March 31, 2021 and June 30, 2021. Unless otherwise noted, the forward-looking information discussed today and included in these materials is representative as of today only and The Brink's Company undertakes no obligation to update any information contained in this document. These materials are copyrighted and may not be used without written permission from Brink's. Today’s presentation is focused primarily on non-GAAP results. Detailed reconciliations of non-GAAP to GAAP results are included in the appendix and in the Third Quarter 2021 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com Safe Harbor Statements and Non-GAAP Results

3 Key Messages Notes: See detailed reconciliations of non-GAAP to GAAP results included in the Third Quarter 2021 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. Double-digit growth in 3Q revenue, operating profit, adjusted EBITDA and EPS • Operating profit margin up 50 basis points to 10.8% ` 2021 guidance affirmed • Revenue ~$4.1M - $4.2M • Operating margin up 90 bps to ~11.2% • Adjusted EBITDA $660M, margin up 60 bps to ~15.9% Continued growth expected in 2022 • Recovery from pandemic expected to continue; price increases expected to more than offset labor costs and increase revenue; digital solutions expected to gain traction, increase revenue • Revenue expected to exceed pre-Covid-19 levels with strong fourth-quarter 2021 jumping off point • Margins expected to continue to improve, driven by cost reductions and leverage Announced planned $150 million accelerated share repurchase agreement • Represents ~ 5% of current shares outstanding (at 10/26 share price) • New $250M authorization Virtual Investor Day planned for December 15 • 2022-2024 financial targets (non-GAAP)

4 Notes: See detailed reconciliations of non-GAAP to GAAP results included in the Third Quarter 2021 Earnings Release available in the Results section of the Brink’s website www.brinks.com. See detailed reconciliations of non-GAAP to GAAP 2019 results in the Appendix. 1. Excludes the impact of mark-to-market accounting related to equity investment in MoneyGram International, Inc. which was sold in July 2021 Third-Quarter 2021 Results Revenue +11% Organic +6% Acq +5% FX -% EPS +28%Adj. EBITDA +15%Op Profit +16% Organic +2% Acq +7% FX +7% +22% excluding MGI impact1 $925 $971 $1,076 2019 2020 2021 $1.05 $0.89 $1.14 2019 2020 2021 $146 $148 $170 2019 2020 2021 $102 $100 $116 2019 2020 2021 10.8% Margin 10.3% Margin 11.1% Margin 15.8% Margin 15.2% Margin 15.8% Margin (non-GAAP, $ millions, except EPS)

5 1. Pro-forma 2019 Revenue adjusted to include results for businesses acquired in 2020 and 2021 as if they were owned in 2019 Note: Constant currency represents 2021 results at 2020 exchange rates. $317 $361 2020 2021 $24 $25 2020 2021 7.6% Margin 6.9% Margin $257 $289 2020 2021 $51 $65 2020 2021 19.9% Margin 22.3% Margin $173 $188 2020 2021 $36 $32 2020 2021 20.9% Margin 17.0% Margin Latin America Revenue +13% Op Profit +26% Constant currency +14% +33% North America Revenue +14% Op Profit +4% Constant currency +13% +3% Europe Revenue +6% Op Profit +49% Constant currency +6% +48% Rest of the World Revenue +8% Op Profit (12%) Constant currency +6% (14%) Organic +5% (15%) Acq +8% +19% FX +1% – Organic +14% +33% Acq – – FX (1%) (7%) Organic +2% +41% Acq +3% +7% FX +1% +1% Organic (2%) (18%) Acq +7% +4% FX +3% +2% Third-Quarter Results by Segment ($ millions) $224 $238 2020 2021 $19 $28 2020 2021 11.8% Margin 8.4% Margin % of 20191 91% 96% 75% 85% 94% 96% 95% 95% • NA margins impacted by US labor shortages and wage inflation by ~300 bps • Price increases expected to fully offset inflation in Q1 2022 • Revenue growth less than expected due to Covid-19 restrictions • Margins impacted by lower revenue and from shift in business mix related to PY extraordinary movement of precious metals • Revenue growth in both geographies was less than expected due Covid-19 restrictions • Operating margins in line with expectations for LatAm and Europe segments

6 2021 Quarterly Revenue % vs Pre-Covid Levels1 1Q 2Q 3Q 4Q Estimate 1Q 2Q 3Q 4Q Estimate North America Latin America Europe Rest of World 2021 Total 1. Pro-forma 2019 Revenue adjusted to include results for businesses acquired in 2020 and 2021 as if they were owned in 2019. USD/ LC 1Q 2Q 3Q 4Q Estimate 1Q 2Q 3Q 4Q Estimate 1Q 2Q 3Q 4Q Estimate LC USD LC USD USD USDLC LC Local Currency USD 93% 93% 97% 97% 96% 96% ~102% ~102% 109% 81% 106% 82% 108% 85% ~110% ~86% 86% 90% 88% 93% 92% 96% ~94% ~98% 95% 97% 93% 97% 93% 95% ~94% ~96% 97% 89% 97% 92% 98% 93% ~100% ~95% = LC Excluding Argentina

7 $100 $2 $7 $109 $7 $116 2020 Op Profit Organic Acq / Disp* 2021 Op Profit Before FX FX 2021 Op Profit Third-Quarter Revenue and Operating Profit vs 2020 Notes: Amounts may not add due to rounding. See detailed reconciliations of non-GAAP to GAAP results included in the Third Quarter 2021 Earnings Release available in the Results section of the Brink’s website www.brinks.com. * Acq/Disp amounts include the impact of prior year trailing twelve-month results for acquired and disposed businesses. % Change -%6% 5% 11%10% Constant Currency Constant Currency % Change 7%2% 7% 16%9% Revenue Operating Profit $971 $54 $46 $1,071 $5 $1,076 2020 Revenue Organic Acq / Disp* 2021 Revenue Before FX FX 2021 Revenue 10.3% Margin 10.2% Margin 10.8% Margin (non-GAAP, $ millions)

8 Third-Quarter Adjusted EBITDA and EPS vs 2020 Notes: Amounts may not add due to rounding. See detailed reconciliations of non-GAAP to GAAP results included in the Third Quarter 2021 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. $116 ( $27 ) ( $31 ) ( $1 ) $57 $48 $58 $9 ( $2 ) $170 Op Profit Interest Expense Taxes Other Income from Continuing Ops D&A Interest Exp & Taxes Stock Comp Marketable Securities Adj. EBITDA Q3 2021 EPS: $1.14 +28% vs PY Q3 2020 EPS: $0.89 +15% vs PY Q3 2021 EPS includes MGI impact of +$0.05 vs Q3 2020 VS. 2020 $16 ( $1 ) ( $8 ) $5 $12 $4 $9 $1 ( $3 ) $22 (non-GAAP, $ millions, except EPS)

9 ~$465 $195 ~$660 ( $95 ) ( $95 ) ( $105 ) ( $180 ) ~$185 ~$220 Adj. EBITDA WC, Cash Restructuring & Deferred Payments Cash Taxes Cash Interest Cash CapEx Free Cash Flow before Dividends Pro-forma excluding deferred payroll taxes D&A / Other Op Profit Adjusted EBITDA 1 ~33% of EBITDA 1 VS. 2020 $94 ( $3 ) ( $18 ) ( $27 ) ( $67 ) ($21) $59 Adjusted EBITDA Working Capital and Cash Restructuring: Lower restructuring expected in 2021 post-Covid-19 and G4S acquisition $35 Deferred Payments to be made: primarily payroll taxes in US and France Cash Taxes: Higher due to timing of refunds Cash Interest: Higher due to acquisitions, partially offset by cross-currency interest rate swap Cash Capital Expenditures: Higher due to temporary reductions in 2020 Free Cash Flow before Dividends Pro-forma excluding deferred payroll taxes 2022 FCF Growth Target 50%+ Strong Free Cash Flow Expected in 2021 (Non-GAAP, $ millions) Notes: Amounts may not add due to rounding. See detailed reconciliations of non-GAAP to GAAP results included in the Third Quarter 2021 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. 1. Includes cash proceeds from sale of property, equipment and investments. 2. At the mid-point of the Revenue range for Operating Profit and Adjusted EBITDA. Growth of ~37% excluding deferred payments 2 2

10 $566 $667 $655 - $665 $785 - $825 2020 Actual Q3 2021 TTM Actual 2021 Guidance 2022 Target Net Debt and Leverage 1. Net Debt divided by Adjusted EBITDA. 2. Pro-forma Net Debt at year-end, considering our 2021 and 2022 Free Cash Flow Targets. 3. Bank-defined. Bank defined EBITDA includes TTM EBITDA, plus projected 18 month synergies for acquisitions. 4. Net of unamortized debt issuance costs of $13 million as of 12/31/2020, $11 million as of 9/30/2021, $10 million as of 12/31/2021 and $8 million as of 12/31/2022. 5. At the mid-point of the guidance range. 6. Refers to planned accelerated share repurchase in 4Q-21 Note: See detailed reconciliations of non-GAAP to GAAP results in the Appendix and included in the Third Quarter 2021 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. Note: ASR = Accelerated Share Repurchase Net Debt Adjusted EBITDA and Financial Leverage Adjusted EBITDA (Max = 4.0x) Secured Leverage Ratio3 ~1.8 $988 $989 ~ $990 $896 $1,185 $1,185 $1,884 $2,174 ~ $2,325 12/31/2020 Actual 9/30/2021 Actual 12/31/2021 Estimate 12/31/2022 Target Unsecured Senior Notes4 Secured Net Debt Net Debt Leverage Ratio1 3.3 3.3 ~2.5 – 2.7 2,5 $2,035 - $2,095 2 (Non-GAAP, $ millions) 5 $150 ASR6 ~$2,175 ~3.3 excl. ASR6 ~3.5 with ASR6

11 Brink’s Social Impact Facilitating Economic Inclusion for Vulnerable Groups 1. Federal Reserve Report on the Economic Well-Being of U.S. Households in 2020 and Federal Reserve 2021 Diary of Payment Choice Report 2. Brink’s internal estimates for cash used as a percent of in-person transactions in each market • In the U.S. ~28% of in-person transactions are in cash and ~18% of the population is unbanked, or underbanked, and must rely on cash1 • This population is disproportionally from economically vulnerable groups: people of color, the elderly, immigrants, veterans and the poor • Globally, the use of cash is much higher - especially in developing markets2 • Mexico ~85% • Brazil ~72% • Philippines ~60% • As the world’s largest cash management company, Brink’s is a leading facilitator of the cash ecosystem Cash is not just a payment alternative – for the most vulnerable in society, cash is the only alternative Brink’s enables societies’ most vulnerable populations to participate in the economy

12 Strategic Plan 2: A Strong and Growing Base with a New Digital Layer 2.0 - Introduce Digital Solutions 1.5 - Acquisitions to Support Core & Digital Growth 1.0 WD+L Organic Growth & Operational Excellence 1. Pro-forma liquidity at year-end 2021, considering our 2021 Free Cash Flow Target. • Digital Cash Management • Integrated Payment Solutions • End-to-end ATM Managed Services • $2.2B invested in 17 acquisitions, including G4S and PAI • G4S largely integrated, expect to exceed synergy targets • $1.1B in liquidity, assessing new opportunities primarily to support Strategy 2.01 • Expect ~200 bps margin improvement in 2022 vs 2020 — WD cost reductions driven by LEAN improvement initiatives across global footprint — Leverage – sustained cost reductions + revenue growth expected 2020 2021 20242022 2023

13 10.6% 10.3% ~11.2% 15.4% 15.3% ~15.9% 89% ~95% ~100%+97% ~100% 1Q 2021 4Q 2021 Estimate COVID Recovery Organic Strategy 2.0 FX 2022 Target $3,680 $3,691 $4,100 - $4,200 $392 $381 $460 - $470 $175 $185 ~$195 2019 2020 2021 Guidance 2022 Target Continued Strong Profit Growth Expected Digital Solutions Expected to Add New Layer of Growth Revenue, Adjusted EBITDA & Operating Profit • 4Q 2021 jumping off point of ~95% of pre-Covid revenue implies a 5% revenue recovery needed to reach 100% pre-Covid level • 2022 target reflects continued recovery from Covid-19, organic price and volume growth, and initial contribution from digital solutions • Detailed growth strategy and 2024 financial targets to be provided at Investor Day on December 15 Note: See detailed reconciliations of non-GAAP to GAAP results in the Appendix and included in the Third Quarter 2021 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. 1. Pro-forma 2019 Revenue adjusted to include results for businesses acquired in 2020 and 2021 as if they were owned in 2019. 2. At the mid-point of the Revenue range for Operating Profit and Adjusted EBITDA. (non-GAAP, $ millions) Revenue as % of 20191 Adj. EBITDA Op Profit D&A/Other Op Profit Adj. EBITDA $655 - $665 $567 $566 Revenue $785 - $825 2 Local Currency Reported USD

Appendix

15 2021 Guidance Strong Revenue and Margin Growth Expected in 2021 Revenue1 +12% Op Profit1 +22% Adj. EBITDA1 +17% EPS1 +21% $3,680 $3,691 2019 2020 2021 Guidance $392 $381 2019 2020 2021 Guidance $460 - $470 Guidance $567 $566 2019 2020 2021 $3.89 $3.76 2019 2020 2021 Guidance ~11.2% Margin 10.3% Margin 10.6% Margin ~15.9% Margin 15.3% Margin 15.4% Margin 1. 2021 growth rates calculated based on mid-point of range provided vs 2020. Notes: See detailed reconciliations of non-GAAP to GAAP results included in the Third Quarter 2021 Earnings Release available in the Results section of the Brink’s website www.brinks.com. See detailed reconciliations of non-GAAP to GAAP 2019 results in the Appendix. (non-GAAP, $ millions, except EPS) $655- $665 $4,100 - $4,200 $4.50- $4.60

16 $206 $233 $233 $1,000 $1,000 $1,000 $1,298 $1,246 $1,229 $602 $672 12/31/2020 9/30/21 12/31/2021 Pro-forma Cash and Debt Capacity 1 1. Pro-forma liquidity at year-end 2021, considering our 2021 Free Cash Flow Target. Increased liquidity in 2020 • Incremental $590 million Term Loan A closed on April 1, 2020 • Incremental $400 million Senior Notes closed on June 22, 2020 No Maturities until 2024 • Credit Facility matures February 2024 • $600 million 4.625% Senior Notes mature October 2027 • $400 million 5.5% Senior Notes mature July 2025 Interest Rates • Variable interest LIBOR plus 2.00% • $400M USD/EUR interest rate swap saves 151 bps Debt Covenants Amended • Net secured debt leverage ratio of 1.8x vs 4.0x max No legacy liability contributions expected until 2029 Moody’s Ba2 (Stable); S&P BB (Stable)Utilized Revolver Available Revolver Senior Notes Term Loan A Revolver $1 B Fin. Leases & Other Cash ~$1.6 B Liquidity ~$1.3 B Liquidity ~$1.1 B Liquidity Strong Financial Health – Ample Liquidity ($ millions, except where noted)

17 1,600 1,700 1,800 1,900 2,000 2,100 2,200 1,000 1,100 1,200 1,300 1,400 1,500 1,600 1. U.S. currency in circulation through September 2021. Source: St. Louis Federal Reserve (FRED). Monthly Average Currency in Circulation (Billions of Dollars, Weekly, Not Seasonally Adjusted) 2. Represents year-over-year increase in value of cash processed in U.S. 3. Euro currency in circulation through September 2021. Source: ECB. Monthly Currency in Circulation (Billions, Monthly, Not Seasonally Adjusted) 4. Represents year-over-year increase in number of withdrawal transactions on “same terminal” basis 2019 2020 2021 1990-2020 6% 30-yr CAGR Third quarter 2021 9% YoY % Increase 2019 2020 2021 2002-2020 9% 18-yr CAGR Third quarter 2021 9% YoY % Increase Brink’s Cash Levels Third Quarter 2021 Brink’s U.S. Cash Processed +3% +13% vs 3Q20 vs 3Q19 Value of Cash2 Cash Levels Stronger Post-Covid-19 PAI U.S. ATM Levels +8% +1% vs 3Q20 vs 3Q19 Withdrawal Transactions4 USD – Currency in Circulation1 (USD, Billions) (Euro, Billions) Euro – Currency in Circulation3

18 Cash is Inclusive and Does Not Discriminate Cash is a vital lifeline to millions of Americans who rely on it to purchase goods and services. In 2020, ~18% of U.S. adults were either unbanked or underbanked and consequently highly reliant on cash, according to the Federal Reserve1. Restricting cash will exclude a significant portion of the population, primarily in lower-income communities and communities of color, say advocates. All consumers should be able to use cash to purchase goods and services, regardless of their level of sophistication with technology or their ability to open a bank account. Businesses that refuse to accept cash face well-deserved accusations of discrimination because they are limiting equal access to the same goods or services.” – Linda Sherry, Director of National Priorities, Consumer Action 1. Federal Reserve Report on the Economic Well-Being of U.S. Households in 2020 Learn more at Investors.brinks. com/ cash-usage

19 Debt Maturity Profile $70 $70 $70 $1,089 $400 $600 $1,000 2021 2022 2023 2024 2025 2026 2027 Term Loan A Senior Notes Revolver Senior Notes Maturity Schedule for Credit Facility and Senior Notes ($ millions) Term Loan A Amortization

20 Primary US Pension • The American Rescue Plan Act ("ARPA") signed into law in March 2021, provides funding relief for single-employer defined benefit pension plans. The ARPA provisions result in significant reduction in, and deferral of, minimum funding requirements. Because of the significant impact the ARPA provisions have on our primary U.S. pension plan's estimated future funding requirements, we have updated the assumptions used to calculate the estimated future payments. Based on these revised assumptions, no cash payments to the plan are needed in the foreseeable future. • Remeasurement occurs every year-end: disclosed in the 2020 annual report on Form 10-K UMWA • Based on actuarial assumptions (as of 12/31/20), cash payments are not needed until 2029 • Remeasurement occurs every year-end: disclosed in the 2020 annual report on Form-10K Estimated Cash Payments for Legacy Liabilities Term Loan A Payments to Primary U.S. Pension Payments to UMWA $0 $23 $24 $23 $281 2020 2029 2030 2031 After 20312021 2022 2023 2024 2025 2026 No cash payments are expected in foreseeable future ($ millions)

21 2019 Q3 Full Year Revenues: GAAP $ 928.4 3,683.2 Acquisitions and dispositions(a) 0.2 0.5 Internal loss(a) (4.0) (4.0) Non-GAAP $ 924.6 3,679.7 Operating profit (loss): GAAP $ 52.5 236.8 Reorganization and Restructuring(a) 6.4 28.8 Acquisitions and dispositions(a) 24.0 88.5 Argentina highly inflationary impact(a) 7.9 14.5 Internal loss(a) 11.3 20.9 Reporting compliance(a) 0.3 2.1 Non-GAAP $ 102.4 391.6 Interest expense: GAAP $ (22.9) (90.6) Acquisitions and dispositions(a) 1.5 5.8 Non-GAAP $ (21.4) (84.8) Taxes: GAAP $ 14.7 61.0 Retirement plans(c) 1.6 11.1 Reorganization and Restructuring(a) 2.0 7.1 Acquisitions and dispositions(a) 0.9 5.1 Tax on accelerated income(d) - 7.3 Argentina highly inflationary impact(a) (1.4) (1.4) Internal loss(a) 2.4 4.0 Reporting compliance(a) - 0.1 Gain on lease termination(h) (1.2) (1.2) Income tax rate adjustment(b) 6.1 - Non-GAAP $ 25.1 93.1 2019 Non-GAAP Results Reconciled to GAAP (1 of 3) Amounts may not add due to rounding. See slide 23 for footnote explanations. The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions)

22 2019 Q3 Full Year Income (loss) from continuing operations attributable to Brink's: GAAP $ 5.8 28.3 Retirement plans(c) 5.0 36.2 Venezuela operations(g) - 0.9 Reorganization and Restructuring(a) 4.4 21.7 Acquisitions and dispositions(a) 24.8 88.4 Tax on accelerated income(d) - (7.3) Argentina highly inflationary impact(a) 9.3 15.9 Internal loss(a) 8.9 16.9 Reporting compliance(a) 0.3 2.0 Gain on lease termination(h) 1.2 (4.0) Income tax rate adjustment(b) (6.1) - Non-GAAP $ 53.6 199.0 EPS: GAAP $ 0.11 0.55 Retirement plans(c) 0.10 0.71 Venezuela operations(g) - 0.02 Reorganization and Restructuring(a) 0.09 0.43 Acquisitions and dispositions(a) 0.49 1.73 Tax on accelerated income(d) - (0.14) Argentina highly inflationary impact(a) 0.18 0.31 Internal loss(a) 0.17 0.33 Reporting compliance(a) 0.01 0.04 Gain on lease termination(h) 0.02 (0.08) Income tax rate adjustment(b) (0.12) - Non-GAAP $ 1.05 3.89 Depreciation and Amortization: GAAP $ 42.9 185.0 Reorganization and Restructuring(a) - (0.2) Acquisitions and dispositions(a) (7.0) (30.9) Argentina highly inflationary impact(a) (0.3) (1.8) Non-GAAP $ 35.6 152.1 2019 Non-GAAP Results Reconciled to GAAP (2 of 3) Amounts may not add due to rounding. See slide 23 for footnote explanations. The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions, except for per share amounts)

23 2019 Q3 Full Year Adjusted EBITDA(f): Net income (loss) attributable to Brink's - GAAP $ 5.4 29.0 Interest expense - GAAP 22.9 90.6 Income tax provision - GAAP 14.7 61.0 Depreciation and amortization - GAAP 42.9 185.0 EBITDA $ 85.9 365.6 Discontinued operations - GAAP 0.4 (0.7) Retirement plans(c) 6.6 47.3 Venezuela operations(g) - 0.9 Reorganization and Restructuring(a) 6.4 28.6 Acquisitions and dispositions(a) 17.2 56.8 Argentina highly inflationary impact(a) 7.6 12.7 Internal loss(a) 11.3 20.9 Reporting compliance(a) 0.3 2.1 Gain on lease termination(h) - (5.2) Income tax rate adjustment(b) - - Share-based compensation(e) 9.5 35.0 Marketable securities (gain) loss(i) 0.9 2.9 Adjusted EBITDA $ 146.1 566.9 2019 Non-GAAP Results Reconciled to GAAP (3 of 3) Amounts may not add due to rounding The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions) The 2021 Non-GAAP outlook amounts exclude certain forecasted Non-GAAP adjusting items, such as intangible asset amortization and U.S. retirement plan costs. We have not forecasted the impact of highly inflationary accounting on our Argentina operations in 2021 or other potential Non-GAAP adjusting items for which the timing and amounts are currently under review, such as future restructuring actions. We have also not forecasted changes in cash held for customer obligations or proceeds from the sale of property, equipment and investments in 2021. The 2021 Non-GAAP outlook amounts for operating profit, EPS from continuing operations, free cash flow before dividends and Adjusted EBITDA cannot be reconciled to GAAP without unreasonable effort. We cannot reconcile these amounts to GAAP because we are unable to accurately forecast the impact of highly inflationary accounting on our Argentina operations in 2021 or other potential Non-GAAP adjusting items for which the timing and amounts are currently under review, such as future restructuring actions. We are also unable to forecast changes in cash held for customer obligations or proceeds from the sale of property, equipment and investments in 2021. a) See “Other Items Not Allocated To Segments” on slide 24 for details. We do not consider these items to be reflective of our operating performance as they result from events and circumstances that are not a part of our core business. b) Non-GAAP income from continuing operations and non-GAAP EPS have been adjusted to reflect an effective income tax rate in each interim period equal to the full-year non-GAAP effective income tax rate. The full-year non-GAAP effective tax rate was 31.4% for 2019. c) Our U.S. retirement plans are frozen and costs related to these plans are excluded from non-GAAP results. Certain non-U.S. operations also have retirement plans. Settlement charges related to these non-U.S. plans are also excluded from non-GAAP results. d) The non-GAAP tax rate excludes the 2019 foreign tax benefits that resulted from the transaction that accelerated U.S. tax in 2015. e) Due to reorganization and restructuring activities, there was a $7.7 million non-GAAP adjustment to share-based compensation in 2019. There is no difference between GAAP and non-GAAP share-based compensation amounts for the other periods presented. f) Adjusted EBITDA is defined as non-GAAP income from continuing operations excluding the impact of non-GAAP interest expense, non-GAAP income tax provision, non-GAAP depreciation and amortization, non-GAAP share-based compensation and non-GAAP marketable securities (gain) loss. In the fourth quarter of 2020, we changed our definition of Adjusted EBITDA to exclude non-GAAP marketable securities (gain) loss and all previously disclosed information for all periods presented has been revised. g) Post-deconsolidation funding of ongoing costs related to our Venezuelan operations was $0.9 million in 2019 and was expensed as incurred and reported in interest and other nonoperating income (expense). We do not expect any future funding of the Venezuela business, as long as current U.S. sanctions remain in effect. h) Gain on termination of a mining lease obligation related to former coal operations. We have no remaining mining leases. i) There is no difference between GAAP and non-GAAP marketable securities gain and loss amounts for the other periods presented.

24 Non-GAAP Reconciliation – Other Amounts may not add due to rounding The Brink’s Company and subsidiaries Other Items Not Allocated to Segments (Unaudited) (In millions) Brink’s measures its segment results before income and expenses for corporate activities and for certain other items. See below for a summary of the other items not allocated to segments. Reorganization and Restructuring Other Restructurings Management periodically implements restructuring actions in targeted sections of our business. As a result of these actions, we recognized charges of $28.8 million in 2019, primarily severance costs and charges related to the modification of share-based compensation awards. Due to the unique circumstances around these charges, they have not been allocated to segment results and are excluded from non-GAAP results. Acquisitions and dispositions Certain acquisition and disposition items that are not considered part of the ongoing activities of the business and are special in nature are consistently excluded from non-GAAP results. These items are described below: 2019 Acquisitions and Dispositions • We incurred $43.1 million in integration costs related to Dunbar, Rodoban, COMEF and TVS in 2019. • Amortization expense for acquisition-related intangible assets was $27.8 million in 2019. • Transaction costs related to business acquisitions were $7.9 million in 2019. • Restructuring costs related to acquisitions, primarily Rodoban and Dunbar, were $5.6 million in 2019. • In 2019, we recognized $2.2 million in net charges, primarily asset impairment and severance costs, related to the exit from our top-up prepaid mobile phone business in Brazil. • Compensation expense related to the retention of key Dunbar employees was $1.5 million in 2019. Argentina highly inflationary impact Beginning in the third quarter of 2018, we designated Argentina's economy as highly inflationary for accounting purposes. As a result, Argentine peso-denominated monetary assets and liabilities are now remeasured at each balance sheet date to the currency exchange rate then in effect, with currency remeasurement gains and losses recognized in earnings. In addition, nonmonetary assets retain a higher historical basis when the currency is devalued. The higher historical basis results in incremental expense being recognized when the nonmonetary assets are consumed. In 2019, we recognized $14.5 million in pretax charges related to highly inflationary accounting, including currency remeasurement losses of $11.3 million. These amounts are excluded from non-GAAP results. Internal loss A former non-management employee in our U.S. global services operations embezzled funds from Brink's in prior years. Except for a small deductible amount, the amount of the internal loss related to the embezzlement was covered by our insurance. In an effort to cover up the embezzlement, the former employee intentionally misstated the underlying accounts receivable subledger data. In 2019, we incurred $4.5 million in costs (primarily third party expenses) to reconstruct the accounts receivables subledger. In the third quarter of 2019, we were able to identify $4.0 million of revenues billed and collected in prior periods which had never been recorded in the general ledger. We also identified and recorded $0.3 million in bank fees, which had been incurred in prior periods. The rebuild of the subledger was substantially completed during the third quarter of 2019. Based on the reconstructed subledger, we were able to analyze and quantify the uncollected receivables from prior periods. Although we plan to attempt to collect these receivables, we estimated an increase to bad debt expense of $13.7 million in the third quarter of 2019. The estimate of the allowance for doubtful accounts was adjusted in the fourth quarter of 2019 for an additional $6.4 million. This estimate will be adjusted in future periods, if needed, as assumptions related to the collectability of these accounts receivable change. At December 31, 2019, we have recorded an allowance of $19.2 million on $34.0 million of accounts receivable, or 56%. Due to the unusual nature of this internal loss and the related errors in the subledger data, along with the fact that management has excluded these amounts when evaluating internal performance, we have excluded these net charges from segment and non-GAAP results. Reporting compliance Certain compliance costs (primarily third party expenses) are excluded from 2019 non-GAAP results. These costs relate to the implementation and January 1, 2019 adoption of the new lease accounting standard ($1.8 million in 2019) and the mitigation of material weaknesses ($0.3 million in 2019).

25 Non-GAAP Reconciliation – Net Debt The Brink’s Company and subsidiaries Non-GAAP Reconciliations - Net Debt (Unaudited) (In millions) December 31, September 30, (In millions) 2020 2021 Debt: Short-term borrowings $ 14.2 $ 8.1 Long-term debt 2,471.5 2,837.5 Total Debt 2,485.7 2,845.6 Less: Cash and cash equivalents 620.9 700.8 Amounts held by Cash Management Services operations(a) (19.1) (28.9) Cash and cash equivalents available for general corporate purposes 601.8 671.9 Net Debt $ 1,883.9 $ 2,173.7 a) Title to cash received and processed in certain of our secure Cash Management Services operations transfers to us for a short period of time. The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources and in our computation of Net Debt. Net Debt is a supplemental non-GAAP financial measure that is not required by, or presented in accordance with GAAP. We use Net Debt as a measure of our financial leverage. We believe that investors also may find Net Debt to be helpful in evaluating our financial leverage. Net Debt should not be considered as an alternative to Debt determined in accordance with GAAP and should be reviewed in conjunction with our consolidated balance sheets. Set forth above is a reconciliation of Net Debt, a non-GAAP financial measure, to Debt, which is the most directly comparable financial measure calculated and reported in accordance with GAAP, December 31, 2020 and September 30, 2021.